UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2011

Date of reporting period: 03/31/2011

Item 1 – Report to Stockholders

March 31, 2011

Annual Report

BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month

US large cap equities (S&P 500 Index)	17.31%	15.65%

US small cap equities (Russell 2000 Index)	25.48	25.79

International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2011

Investment Objective

BlackRock Value Opportunities Fund, Inc.’s (the “Fund”) investment objective is to seek long term growth of capital by investing in a diversified portfolio of securities, primarily common stock, of relatively small companies that management of the Fund believes have special investment value and emerging growth companies regardless of size.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended March 31, 2011, the Fund, through its investment in Master Value Opportunities LLC (the “Master LLC”), outperformed the benchmark S&P SmallCap 600 Value Index.

What factors influenced performance?

•

Strong stock selection in the information technology sector drove the Fund’s outperformance relative to the benchmark. Most notably, the Master LLC’s holdings in the Internet software and services industry delivered strong returns, as did selection among communications equipment and software stocks. Standout performers included software developer TIBCO Software, Inc. and broadband network infrastructure provider ADC Telecommunications, Inc., which was acquired during the period by Tyco Electronics, Ltd.

•

The Master LLC’s energy holdings also generated significant outperformance versus the benchmark. Stock selection in the industrials sector was similarly beneficial, especially within the machinery industry, where the most notable performers were industrial parts and equipment suppliers Robbins & Meyers, Inc. and Altra Holdings, Inc.

•

In the consumer discretionary sector, stock selection detracted from performance as the Master LLC’s holdings in specialty retailers lagged due to stagnant top line growth. Women’s retailers, The Talbots, Inc. and Charming Shoppes, Inc., were particularly disappointing. An additional drag on performance was an underweight relative to the benchmark index in the industrials sector and the absence of telecommunications services holdings.

Describe recent portfolio activity.

•

During the period, the Master LLC added to positions in the energy and health care sectors, while decreasing exposure to consumer discretionary, consumer staples and financials. Within health care, the Master LLC added to holdings in the equipment and supplies industry, including Wright Medical Group, Inc. and in the providers and services industry, most notably adding to holdings in Coventry Health Care, Inc. and Tenet Healthcare Corp. In the energy sector, the Master LLC added names such as Oasis Petroleum, Inc. and Tetra Technologies, Inc. The Master LLC reduced exposure to consumer discretionary stocks, particularly among media stocks and within the specialty retail industry, where positions in Jack in the Box, Inc. and Jo-Ann Stores, Inc. were eliminated. In consumer staples, holdings were trimmed broadly across the sector. In financials, the Master LLC reduced its exposure to the insurance industry.

Describe portfolio positioning at period end.

•

At period end, the Master LLC’s most notable sector overweights relative to the S&P SmallCap 600 Value Index were in health care and energy, while notable underweights were in industrials, financials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies that the Master LLC’s management believes have special investment value, and emerging growth companies regardless of size.

[3]	This unmanaged index measures performance of the small-capitalization value sector of the US equity market.

Performance Summary for the Period Ended March 31, 2011

		Average Annual Total Returns[4]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	29.69%	28.24%	N/A	1.49%	N/A	7.76%	N/A
Investor A	29.49	27.92	21.20%	1.23	0.15%	7.48	6.90%
Investor B	28.92	26.78	22.28	0.33	0.06	6.79	6.79
Investor C	28.92	26.68	25.68	0.28	0.28	6.56	6.56
Class R	29.25	27.48	N/A	0.86	N/A	7.19	N/A

S&P SmallCap 600 Value Index	23.32	20.63	N/A	2.57	N/A	8.92	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges and dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to February 4, 2003, Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including administration fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$1,296.90	$5.61	$1,000.00	$1,020.01	$4.94	0.98%
Investor A	$1,000.00	$1,294.90	$7.21	$1,000.00	$1,018.62	$6.34	1.26%
Investor B	$1,000.00	$1,289.20	$12.50	$1,000.00	$1,013.98	$11.00	2.19%
Investor C	$1,000.00	$1,289.20	$12.61	$1,000.00	$1,013.88	$11.10	2.21%
Class R	$1,000.00	$1,292.50	$9.20	$1,000.00	$1,016.87	$8.10	1.61%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

March 31, 2011

Assets

Investments at value — Master Value Opportunities LLC (the “Master LLC”) (cost — $896,794,700)	$1,228,710,986
Capital shares sold receivable	2,006,435
Withdrawals receivable from the Master LLC	973,926
Prepaid expenses	18,745

Total assets	1,231,710,092

Liabilities

Capital shares redeemed payable	2,980,361
Service and distribution fees payable	374,063
Administration fees payable	246,547
Other affiliates payable	3,764
Officer’s fees payable	534
Other accrued expenses payable	591,052

Total liabilities	4,196,321

Net Assets	$1,227,513,771

Net Assets Consist of

Paid-in capital	$1,501,995,711
Distributions in excess of net investment income	(2,358)
Accumulated net realized loss allocated from the Master LLC	(606,395,868)
Net unrealized appreciation/depreciation allocated from the Master LLC	331,916,286

Net Assets	$1,227,513,771

Net Asset Value

Institutional — Based on net assets of $418,332,829 and 19,581,835 shares outstanding, 100 million shares authorized, $0.10 par value	$21.36

Investor A — Based on net assets of $445,796,549 and 21,236,187 shares outstanding, 100 million shares authorized, $0.10 par value	$20.99

Investor B — Based on net assets of $88,310,349 and 5,015,790 shares outstanding, 100 million shares authorized, $0.10 par value	$17.61

Investor C — Based on net assets of $232,996,045 and 13,904,521 shares outstanding, 100 million shares authorized, $0.10 par value	$16.76

Class R — Based on net assets of $42,077,999 and 2,374,180 shares outstanding, 100 million shares authorized, $0.10 par value	$17.72

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Year Ended March 31, 2011

Investment Income

Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$13,623,571
Securities lending — affiliated	226,712
Dividends — affiliated	40,889
Expenses	(5,676,835)

Total income	8,214,337

Expenses

Administration	2,642,567
Service — Investor A	979,422
Service and distribution — Investor B	929,509
Service and distribution — Investor C	2,082,955
Service and distribution — Class R	191,120
Transfer agent — Institutional	641,303
Transfer agent — Investor A	899,522
Transfer agent — Investor B	408,569
Transfer agent — Investor C	927,510
Transfer agent — Class R	129,534
Printing	111,797
Registration	76,615
Professional	50,240
Officer	1,074
Miscellaneous	22,070

Total expenses	10,093,807

Net investment loss	(1,879,470)

Realized and Unrealized Gain Allocated from the Master LLC

Net realized gain from investments	101,411,572
Net change in unrealized appreciation/depreciation on investments	169,428,314

Total realized and unrealized gain	270,839,886

Net Increase in Net Assets Resulting from Operations	$268,960,416

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2011	2010

Operations

Net investment income (loss)	$(1,879,470)	$635,672
Net realized gain (loss)	101,199,105	(113,211,693)
Net change in unrealized appreciation/depreciation	169,640,781	587,247,964

Net increase in net assets resulting from operations	268,960,416	474,671,943

Dividends to Shareholders From

Net investment income:
Institutional	(725,833)	(931,044)
Investor A	(25,817)	(410,302)

Decrease in net assets resulting from dividends to shareholders	(751,650)	(1,341,346)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(96,268,088)	(187,243,823)

Redemption Fee

Redemption fee	33,657	44,255

Net Assets

Total increase in net assets	171,974,335	286,131,029
Beginning of year	1,055,539,436	769,408,407

End of year	$1,227,513,771	$1,055,539,436

Undistributed (distributions in excess of) net investment income	$(2,358)	$749,756

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional					Investor A

	Year Ended March 31,					Year Ended March 31,

	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of year	$16.70	$10.01	$18.24	$24.95	$28.46	$16.41	$9.85	$17.98	$24.65	$28.15

Net investment income (loss)[1]	0.05	0.09	0.11	0.05	0.01	0.00 [2]	0.04	0.06	(0.01)	(0.05)
Net realized and unrealized gain (loss)[3]	4.65	6.65	(8.03)	(2.82)	0.76	4.58	6.54	(7.88)	(2.79)	0.75

Net increase (decrease) from investment operations	4.70	6.74	(7.92)	(2.77)	0.77	4.58	6.58	(7.82)	(2.80)	0.70

Dividends and distributions from:
Net investment income	(0.04)	(0.05)	—	—	—	(0.00)[4]	(0.02)	—	—	—
Net realized gain	—	—	(0.31)	(3.94)	(4.28)	—	—	(0.31)	(3.87)	(4.20)

Total dividends and distributions	(0.04)	(0.05)	(0.31)	(3.94)	(4.28)	(0.00)	(0.02)	(0.31)	(3.87)	(4.20)

Net asset value, end of year	$21.36	$16.70	$10.01	$18.24	$24.95	$20.99	$16.41	$9.85	$17.98	$24.65

Total Investment Return[5]

Based on net asset value	28.24%	67.43%[6]	(44.18)%	(13.48)%	3.86%	27.92%	66.80%[7]	(44.27)%	(13.74)%	3.64%

Ratios to Average Net Assets[8]

Total expenses	1.01%	1.07%	1.09%	0.97%	0.98%	1.29%	1.35%	1.34%	1.23%	1.23%

Net investment income (loss)	0.30%	0.63%	0.68%	0.20%	0.05%	0.02%	0.33%	0.39%	(0.06)%	(0.20)%

Supplemental Data

Net assets, end of year (000)	$418,333	$288,028	$206,966	$521,653	$775,697	$445,797	$403,008	$264,870	$499,605	$742,321

Portfolio turnover of the Master LLC	52%	79%	147%	109%	72%	52%	79%	147%	109%	72%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Amount is less than $(0.01) per share.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 67.13%.

[7]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 66.49%.

[8]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B					Investor C

	Year Ended March 31,					Year Ended March 31,

	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of year	$13.89	$8.41	$15.54	$21.82	$25.36	$13.23	$8.01	$14.83	$21.01	$24.62

Net investment loss[1]	(0.13)	(0.07)	(0.06)	(0.18)	(0.22)	(0.13)	(0.08)	(0.07)	(0.19)	(0.21)
Net realized and unrealized gain (loss)[2]	3.85	5.55	(6.76)	(2.41)	0.65	3.66	5.30	(6.44)	(2.28)	0.61

Net increase (decrease) from investment operations	3.72	5.48	(6.82)	(2.59)	0.43	3.53	5.22	(6.51)	(2.47)	0.40

Distributions from net realized gain	—	—	(0.31)	(3.69)	(3.97)	—	—	(0.31)	(3.71)	(4.01)

Net asset value, end of year	$17.61	$13.89	$8.41	$15.54	$21.82	$16.76	$13.23	$8.01	$14.83	$21.01

Total Investment Return[3]

Based on net asset value	26.78%	65.16%[4]	(44.79)%	(14.49)%	2.86%	26.68%	65.17%[4]	(44.85)%	(14.51)%	2.80%

Ratios to Average Net Assets[5]

Total expenses	2.25%	2.34%	2.25%	2.08%	2.00%	2.26%	2.40%	2.34%	2.13%	2.01%

Net investment loss	(0.93)%	(0.64)%	(0.46)%	(0.89)%	(0.95)%	(0.94)%	(0.71)%	(0.58)%	(0.96)%	(0.97)%

Supplemental Data

Net assets, end of year (000)	$88,310	$109,461	$110,538	$311,312	$569,747	$232,996	$215,916	$155,267	$355,755	$542,736

Portfolio turnover of the Master LLC	52%	79%	147%	109%	72%	52%	79%	147%	109%	72%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 64.92%.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	11

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R

	Year Ended March 31,

	2011	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of year	$13.90	$8.36	$15.38	$21.69	$25.31

Net investment loss[1]	(0.05)	(0.01)	(0.00)[2]	(0.10)	(0.10)
Net realized and unrealized gain (loss)[3]	3.87	5.55	(6.71)	(2.38)	0.64

Net increase (decrease) from investment operations	3.82	5.54	(6.71)	(2.48)	0.54

Distributions from net realized gain	—	—	(0.31)	(3.83)	(4.16)

Net asset value, end of year	$17.72	$13.90	$8.36	$15.38	$21.69

Total Investment Return[4]

Based on net asset value	27.48%	66.27%[5]	(44.54)%	(14.13)%	3.39%

Ratios to Average Net Assets[6]

Total expenses	1.65%	1.75%	1.76%	1.65%	1.48%

Net investment loss	(0.33)%	(0.05)%	(0.02)%	(0.52)%	(0.46)%

Supplemental Data

Net assets, end of year (000)	$42,078	$39,126	$31,767	$60,194	$52,161

Portfolio turnover of the Master LLC	52%	79%	147%	109%	72%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 66.03%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Notes to Financial Statements	BlackRock Value Opportunities Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at March 31, 2011 was 99.4%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC, including categorization of fair value measurements, is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investments are recorded on the dates the transactions are entered into (the trade dates). For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended March 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	13

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended March 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $6,569.

For the year ended March 31, 2011, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$14,533
Investor C	$6,342

Furthermore, affiliates received contingent deferred sale charges of $118 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended March 31, 2011, the Fund paid $4,900 to affiliates in return for these services, which is included in transfer agent —class specific in the Statement of Operations:

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended March 31, 2011, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$3,232
Investor A	$4,172
Investor B	$922
Investor C	$3,690
Class R	$294

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of March 31, 2011 attributable to net operating losses and income recognized from pass-through entities were reclassified to the following accounts:

Paid-in capital	$(1,794,087)
Distributions in excess of net investment income	$1,879,006
Accumulated net realized loss allocated from the Master LLC	$(84,919)

The tax character of distributions paid during the fiscal years ended March 31, 2011 and March 31, 2010 was as follows:

	3/31/11	3/31/10

Ordinary income	$751,650	$1,341,346

Total distributions	$751,650	$1,341,346

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

As of March 31, 2011, the tax components of accumulated losses were as follows:

Undistributed ordinary income	—
Capital loss carryforwards	$(589,466,546)
Net unrealized gains*	314,984,606

Total	$(274,481,940)

*

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and distributions received from real estate investment trusts.

As of March 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires March 31,

2017	$5,463,448
2018	584,003,098

Total	$589,466,546

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010

	Shares	Amount	Shares	Amount

Institutional

Shares sold	6,795,248	$118,791,797	2,996,290	$41,530,320
Shares issued to shareholders in reinvestment of dividends	41,632	652,154	66,041	857,801

Total issued	6,836,880	119,443,951	3,062,331	42,388,121
Shares redeemed	(4,506,287)	(80,094,504)	(6,482,154)	(90,874,808)

Net increase (decrease)	2,330,593	$39,349,447	(3,419,823)	$(48,486,687)

Investor A

Shares sold and automatic conversion of shares	3,870,752	$68,391,605	5,379,584	$72,472,943
Shares issued to shareholders in reinvestment of dividends	1,587	24,466	30,446	389,402

Total issued	3,872,339	68,416,071	5,410,030	72,862,345
Shares redeemed	(7,195,118)	(122,337,827)	(7,754,895)	(105,610,021)

Net decrease	(3,322,779)	$(53,921,756)	(2,344,865)	$(32,747,676)

Investor B

Shares sold	996,090	$14,629,658	1,623,934	$18,377,585
Shares redeemed and automatic conversion of shares	(3,858,322)	(56,662,763)	(6,892,662)	(79,056,851)

Net decrease	(2,862,232)	$(42,033,105)	(5,268,728)	$(60,679,266)

Investor C

Shares sold	2,199,943	$31,095,245	2,637,969	$28,602,791
Shares redeemed	(4,621,404)	(64,282,355)	(5,700,444)	(62,557,954)

Net decrease	(2,421,461)	$(33,187,110)	(3,062,475)	$(33,955,163)

Class R

Shares sold	983,474	$14,675,725	1,059,924	$12,163,928
Shares redeemed	(1,423,451)	(21,151,289)	(2,043,768)	(23,538,959)

Net decrease	(439,977)	$(6,475,564)	(983,844)	$(11,375,031)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	15

Report of Independent Registered Public Accounting Firm	BlackRock Value Opportunities Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Value Opportunities Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Value Opportunities Fund, Inc. (the “Fund”) as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities Fund, Inc. as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 26, 2011

Important Tax Information (Unaudited)

The entire amount of the ordinary income distribution paid by BlackRock Value Opportunities Fund, Inc. during the fiscal year ended March 31, 2011 qualifies for the dividend received deduction for corporations and consists entirely of qualified dividend income for individuals.

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Portfolio Information	Master Value Opportunities LLC

As of March 31, 2011

Ten Largest Holdings	Percent of Long-Term Investments

Tenet Healthcare Corp.	2%
OraSure Technologies, Inc.	2
Robbins & Myers, Inc.	1
Altra Holdings, Inc.	1
SM Energy Co.	1
Southwest Gas Corp.	1
Bottomline Technologies, Inc.	1
Pioneer Drilling Co.	1
American Campus Communities, Inc.	1
Superior Energy Services, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	21%
Industrials	18
Information Technology	15
Health Care	15
Consumer Discretionary	10
Energy	9
Materials	6
Utilities	5
Consumer Staples	1

For Master LLC compliance purposes, the Master LLC’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	17

Schedule of Investments March 31, 2011	Master Value Opportunities LLC (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 3.4%
Ceradyne, Inc. (a)	168,500	$7,595,980
Curtiss-Wright Corp.	255,900	8,992,326
Esterline Technologies Corp. (a)	160,800	11,371,776
Moog, Inc., Class A (a)	156,200	7,171,142
Triumph Group, Inc.	74,137	6,557,418

		41,688,642

Automobiles — 0.5%
Thor Industries, Inc.	178,000	5,939,860

Biotechnology — 1.0%
Arena Pharmaceuticals, Inc. (a)	1,211,900	1,684,541
Exelixis, Inc. (a)	283,900	3,208,070
MannKind Corp. (a)	444,000	1,620,600
PDL BioPharma, Inc.	1,021,200	5,922,960

		12,436,171

Capital Markets — 1.4%
BGC Partners, Inc.	498,914	4,634,911
Investment Technology Group, Inc. (a)	318,200	5,788,058
Piper Jaffray Cos. (a)	170,100	7,047,243

		17,470,212

Chemicals — 3.6%
Arch Chemicals, Inc.	175,100	7,282,409
Ferro Corp. (a)	291,400	4,834,326
Huntsman Corp.	657,400	11,425,612
OM Group, Inc. (a)	152,900	5,586,966
Rockwood Holdings, Inc. (a)	249,100	12,260,702
Spartech Corp. (a)	368,000	2,668,000

		44,058,015

Commercial Banks — 8.7%
Bank of Hawaii Corp.	89,600	4,284,672
Columbia Banking System, Inc.	126,900	2,432,673
Community Bank System, Inc.	71,200	1,728,024
Cullen/Frost Bankers, Inc.	142,929	8,435,670
East-West Bancorp, Inc.	570,700	12,532,572
First Financial Bankshares, Inc.	59,500	3,056,515
First Midwest Bancorp, Inc.	401,500	4,733,685
Glacier Bancorp, Inc.	507,400	7,636,370
National Penn Bancshares, Inc.	912,400	7,061,976
Old National Bancorp	431,000	4,620,320
Pinnacle Financial Partners, Inc. (a)	471,800	7,803,572
PrivateBancorp, Inc.	547,500	8,371,275
S&T Bancorp, Inc. (b)	148,600	3,205,302
Sterling Bancshares, Inc.	545,509	4,696,832
Susquehanna Bancshares, Inc.	427,400	3,996,190
Texas Capital Bancshares, Inc. (a)	111,000	2,884,890
UMB Financial Corp.	110,200	4,116,521
Umpqua Holdings Corp.	205,000	2,345,200
United Bankshares, Inc.	111,100	2,946,372
Whitney Holding Corp.	155,800	2,121,996
Wintrust Financial Corp.	222,800	8,187,900

		107,198,527

Common Stocks	Shares	Value

Communications Equipment — 2.8%
Arris Group, Inc. (a)	842,900	$10,738,546
Harmonic, Inc. (a)	943,000	8,845,340
Ixia (a)	121,302	1,926,276
JDS Uniphase Corp. (a)	185,200	3,859,568
Oclaro, Inc. (a)(b)	106,800	1,229,268
Plantronics, Inc.	206,300	7,554,706

		34,153,704

Computers & Peripherals — 0.4%
NCR Corp. (a)	282,100	5,314,764

Construction & Engineering — 0.8%
URS Corp. (a)	206,000	9,486,300

Containers & Packaging — 0.7%
Packaging Corp. of America	83,500	2,412,315
Rock-Tenn Co., Class A	81,880	5,678,378

		8,090,693

Electric Utilities — 1.3%
Allete, Inc.	159,900	6,231,303
UIL Holdings Corp.	332,700	10,154,004

		16,385,307

Electrical Equipment — 0.7%
Regal-Beloit Corp.	112,000	8,268,960

Electronic Equipment, Instruments &
Components — 2.4%
Checkpoint Systems, Inc. (a)	410,200	9,221,296
Ingram Micro, Inc., Class A (a)	455,200	9,572,856
ScanSource, Inc. (a)	270,400	10,272,496

		29,066,648

Energy Equipment & Services — 3.7%
Bristow Group, Inc. (a)	1,871	88,498
CARBO Ceramics, Inc.	13,100	1,848,672
Oil States International, Inc. (a)	100,800	7,674,912
Pioneer Drilling Co. (a)	989,700	13,657,860
Superior Energy Services, Inc. (a)	309,600	12,693,600
Tesco Corp. (a)	85,427	1,875,123
Tetra Technologies, Inc. (a)	544,800	8,389,920

		46,228,585

Food Products — 0.7%
Diamond Foods, Inc.	153,704	8,576,683

Food & Staples Retailing — 0.0%
The Fresh Market, Inc. (a)	14,000	528,360

Gas Utilities — 1.5%
South Jersey Industries, Inc.	64,200	3,593,274
Southwest Gas Corp.	372,400	14,512,428

		18,105,702

See Notes to Financial Statements.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Schedule of Investments (continued)	Master Value Opportunities LLC (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Equipment & Supplies — 5.2%
CONMED Corp. (a)	286,200	$7,521,336
Exactech, Inc. (a)	76,000	1,333,800
Hansen Medical, Inc. (a)	1,624,000	3,589,040
Invacare Corp.	202,100	6,289,352
Kinetic Concepts, Inc. (a)	179,265	9,755,601
MAKO Surgical Corp. (a)	141,900	3,433,980
OraSure Technologies, Inc. (a)(c)	2,616,100	20,562,546
Wright Medical Group, Inc. (a)	688,100	11,704,581

		64,190,236

Health Care Providers & Services — 6.8%
Brookdale Senior Living, Inc. (a)	243,100	6,806,800
Coventry Health Care, Inc. (a)	353,300	11,266,737
Health Net, Inc. (a)	381,200	12,465,240
Healthways, Inc. (a)	646,400	9,935,168
LCA-Vision, Inc. (a)	573,600	3,871,800
LifePoint Hospitals, Inc. (a)	163,100	6,553,358
Owens & Minor, Inc.	260,300	8,454,544
Tenet Healthcare Corp. (a)	3,282,400	24,453,880

		83,807,527

Hotels, Restaurants & Leisure — 0.9%
Gaylord Entertainment Co. (a)(b)	184,582	6,401,304
Papa John’s International, Inc. (a)	159,689	5,057,350

		11,458,654

Household Durables — 0.7%
KB Home	416,100	5,176,284
MDC Holdings, Inc.	140,400	3,559,140

		8,735,424

IT Services — 1.2%
Acxiom Corp. (a)	428,200	6,144,670
Convergys Corp. (a)	648,900	9,318,204

		15,462,874

Insurance — 2.1%
Delphi Financial Group, Inc., Class A	215,700	6,624,147
ProAssurance Corp. (a)(b)	124,400	7,883,228
RLI Corp.	79,700	4,594,705
Safety Insurance Group, Inc.	54,800	2,526,828
Selective Insurance Group, Inc.	223,500	3,866,550

		25,495,458

Internet Software & Services — 1.3%
IAC/InterActiveCorp. (a)	330,800	10,218,412
ValueClick, Inc. (a)	438,200	6,336,372

		16,554,784

Leisure Equipment & Products — 0.2%
Leapfrog Enterprises, Inc. (a)	621,830	2,686,306

Common Stocks	Shares	Value

Life Sciences Tools & Services — 1.0%
Affymetrix, Inc. (a)	452,300	$2,356,483
Pharmaceutical Product Development, Inc.	374,200	10,369,082

		12,725,565

Machinery — 9.1%
AGCO Corp. (a)	196,600	10,807,102
Altra Holdings, Inc. (a)	653,778	15,442,236
Astec Industries, Inc. (a)	201,200	7,502,748
Briggs & Stratton Corp.	475,500	10,770,075
CIRCOR International, Inc.	200,500	9,427,510
EnPro Industries, Inc. (a)(b)	259,700	9,432,304
IDEX Corp.	271,100	11,833,515
Kennametal, Inc.	196,500	7,663,500
RBC Bearings, Inc. (a)	205,500	7,856,265
Robbins & Myers, Inc.	373,400	17,172,666
Terex Corp. (a)	116,000	4,296,640

		112,204,561

Media — 1.1%
Harte-Hanks, Inc.	846,824	10,077,206
Regal Entertainment Group, Series A	272,900	3,684,150

		13,761,356

Metals & Mining — 0.9%
Carpenter Technology Corp.	233,500	9,972,785
Stillwater Mining Co. (a)	53,400	1,224,462

		11,197,247

Multi-Utilities — 2.3%
NorthWestern Corp.	279,800	8,477,940
OGE Energy Corp.	230,000	11,628,800
Vectren Corp.	297,600	8,094,720

		28,201,460

Multiline Retail — 1.4%
Big Lots, Inc. (a)	186,900	8,117,067
Fred’s, Inc.	439,614	5,855,658
Saks, Inc. (a)	332,500	3,760,575

		17,733,300

Oil, Gas & Consumable Fuels — 5.1%
Bill Barrett Corp. (a)	101,600	4,054,856
Cabot Oil & Gas Corp., Class A	114,000	6,038,580
Frontier Oil Corp.	401,900	11,783,708
GeoResources, Inc. (a)	117,149	3,663,249
Oasis Petroleum, Inc. (a)	375,200	11,863,824
SM Energy Co.	205,600	15,253,464
Whiting Petroleum Corp. (a)	95,600	7,021,820
World Fuel Services Corp.	77,400	3,143,214

		62,822,715

Paper & Forest Products — 0.6%
Wausau Paper Corp.	978,800	7,478,032

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	19

Schedule of Investments (continued)	Master Value Opportunities LLC (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Personal Products — 0.3%
Alberto-Culver Co.	116,800	$4,353,136

Pharmaceuticals — 0.3%
K-V Pharmaceutical Co., Class A (a)	647,400	3,877,926

Professional Services — 1.7%
Kelly Services, Inc., Class A (a)	328,300	7,127,393
Kforce, Inc. (a)	351,400	6,430,620
Resources Connection, Inc.	363,400	7,046,326

		20,604,339

Real Estate Investment Trusts (REITs) — 6.9%
Acadia Realty Trust	485,700	9,189,444
American Campus Communities, Inc.	389,300	12,846,900
BioMed Realty Trust, Inc.	645,800	12,283,116
CommonWealth REIT	301,175	7,821,515
Dupont Fabros Technology, Inc.	295,200	7,158,600
Getty Realty Corp.	201,900	4,619,472
Kilroy Realty Corp.	239,000	9,280,370
Lexington Corporate Properties Trust (b)	1,093,150	10,220,953
The Macerich Co. (b)	74,336	3,681,871
Omega Healthcare Investors, Inc.	242,700	5,421,918
Senior Housing Properties Trust	120,000	2,764,800

		85,288,959

Road & Rail — 1.6%
Marten Transport Ltd.	403,148	8,990,200
Vitran Corp., Inc. (a)	752,321	10,600,203

		19,590,403

Semiconductors & Semiconductor Equipment — 4.4%
Cymer, Inc. (a)(b)	147,400	8,339,892
DSP Group, Inc. (a)	927,237	7,139,725
MKS Instruments, Inc.	330,000	10,989,000
PMC-Sierra, Inc. (a)	819,700	6,147,750
Standard Microsystems Corp. (a)	250,900	6,187,194
Teradyne, Inc. (a)	393,100	7,001,111
Zoran Corp. (a)	872,950	9,069,950

		54,874,622

Software — 2.4%
Bottomline Technologies, Inc. (a)	546,297	13,733,907
Radiant Systems, Inc. (a)	537,600	9,515,520
TIBCO Software, Inc. (a)	232,500	6,335,625

		29,585,052

Specialty Retail — 3.8%
Ascena Retail Group, Inc. (a)	331,615	10,747,642
Charming Shoppes, Inc. (a)	457,900	1,950,654
The Children’s Place Retail Stores, Inc. (a)	135,000	6,727,050
Collective Brands, Inc. (a)	217,461	4,692,809
Express, Inc.	445,900	8,712,886
Genesco, Inc. (a)	203,900	8,196,780
Penske Auto Group, Inc. (a)	303,200	6,070,064

		47,097,885

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods — 0.8%
G-III Apparel Group, Ltd. (a)	157,100	$5,903,818
The Jones Group, Inc.	333,416	4,584,470

		10,488,288

Thrifts & Mortgage Finance — 1.1%
Dime Community Bancshares, Inc.	491,900	7,260,444
Provident Financial Services, Inc.	411,500	6,090,200

		13,350,644

Total Common Stocks — 96.8%		1,196,623,886

Warrants (d)

Commercial Banks — 0.4%
Texas Capital Bancshares, Inc. (Expires 1/16/19)	291,000	4,303,890

Total Warrants — 0.4%		4,303,890

Total Long-Term Investments (Cost — $868,195,030) — 97.2%		1,200,927,776

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.15%, (e)(f)	20,440,783	20,440,783

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.42% (e)(f)(g)	$25,810	25,810,450

Total Short-Term Securities (Cost — $46,251,233) — 3.7%		46,251,233

Total Investments (Cost — $914,446,263*) — 100.9%		1,247,179,009

Liabilities in Excess of Other Assets — (0.9)%		(11,556,706)

Net Assets — 100.0%		$1,235,622,303

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2011, as computed for federal income tax purposes were as follows:

Aggregate cost	$931,363,089

Gross unrealized appreciation	$338,319,229
Gross unrealized depreciation	(22,503,309)

Net unrealized appreciation	$315,815,920

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Schedule of Investments (concluded)	Master Value Opportunities LLC

(c)

Investments in companies (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2010	Shares Purchased	Shares Sold	Shares Held at March 31, 2011	Value at March 31, 2011	Realized Loss

OraSure Technologies, Inc.	2,718,030	134,900	(236,830)	2,616,100	$20,562,546	$ (741,719)

(d)

Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(e)	Investments in companies considered to be an affiliate of the Master LLC during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at March 31, 2010	Net Activity	Shares/ Beneficial Interest Held at March 31, 2011	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	8,483,801	11,956,982	20,440,783	$40,943
BlackRock Liquidity Series, LLC Money Market Series	$135,502,404	$(109,691,954)	$25,810,450	$226,807

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities.

•

For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are summarized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$1,200,927,776	—	—	$1,200,927,776
Short-Term Securities	20,440,783	$25,810,450	—	46,251,233

Total	$1,221,368,559	$25,810,450	—	$1,247,179,009

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	21

Statement of Assets and Liabilities	Master Value Opportunities LLC

March 31, 2011

Assets

Investments at value — unaffiliated (including securities loaned of $25,019,080) (cost — $849,761,849)	$1,180,365,230
Investments at value — affiliated (cost — $64,684,414)	66,813,779
Investments sold receivable	12,251,451
Receivable from custodian	8,190,470
Dividends receivable	981,954
Contributions receivable from investors	13,348
Securities lending income receivable — affiliated	1,507
Prepaid expenses	30,489
Other assets	1,382

Total assets	1,268,649,610

Liabilities

Collateral on securities loaned at value	25,810,450
Investments purchased payable	5,560,836
Withdrawals payable to investors	973,926
Investment advisory fees payable	504,592
Other affiliates payable	5,094
Directors’ fees payable	473
Other accrued expenses payable	171,936

Total liabilities	33,027,307

Net Assets	$1,235,622,303

Net Assets Consist of

Investor’s capital	$902,889,557
Net unrealized appreciation/depreciation	332,732,746

Net Assets	$1,235,622,303

Statement of Operations	Master Value Opportunities LLC

Year Ended March 31, 2011

Investment Income

Dividends — unaffiliated	$13,650,224
Securities lending — affiliated	226,807
Dividends — affiliated	40,943

Total income	13,917,974

Expenses

Investment advisory	5,280,599
Accounting services	234,620
Custodian	70,906
Professional	42,131
Directors	37,536
Printing	5,039
Miscellaneous	31,800

Total expenses	5,702,631
Less fees waived by advisor	(15,164)

Total expenses after fees waived	5,687,467

Net investment income	8,230,507

Realized and Unrealized Gain

Net realized gain from investments, including $(741,719) loss from affiliates	101,477,883
Net change in unrealized appreciation/depreciation on investments	170,244,774

Total realized and unrealized gain	271,722,657

Net Increase in Net Assets Resulting from Operations	$279,953,164

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Statements of Changes in Net Assets	Master Value Opportunities LLC

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2011	2010

Operations

Net investment income	$8,230,507	$11,018,237
Net realized gain (loss)	101,477,883	(113,211,693)
Net change in unrealized appreciation/depreciation	170,244,774	587,247,964

Net increase in net assets resulting from operations	279,953,164	485,054,508

Capital Transactions

Proceeds from contributions	254,535,746	174,175,125
Value of withdrawals	(355,618,017)	(373,094,492)

Net decrease in net assets derived from capital transactions	(101,082,271)	(198,919,367)

Net Assets

Total increase in net assets	178,870,893	286,135,141
Beginning of year	1,056,751,410	770,616,269

End of year	$1,235,622,303	$1,056,751,410

Financial Highlights	Master Value Opportunities LLC

	Year Ended March 31,

	2011	2010	2009	2008	2007

Total Investment Return

Total investment return	28.70%	68.13%[1]	(43.58)%	(13.02)%	4.34%

Ratios to Average Net Assets

Total expenses	0.54%	0.55%	0.54%	0.51%	0.50%

Total expenses after fees waived	0.54%	0.55%	0.54%	0.51%	0.50%

Net investment income	0.78%	1.14%	1.21%	0.66%	0.53%

Supplemental Data

Net assets, end of year (000)	$1,235,622	$1,056,751	$770,616	$1,750,575	$2,685,468

Portfolio turnover	52%	79%	147%	109%	72%

[1]	Includes proceeds paid from a settlement of litigation which impacted the Master LLC’s total return. Not including these proceeds, the Master LLC’s total return would have been 67.83%.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	23

Notes to Financial Statements	Master Value Opportunities LLC

1. Organization and Significant Accounting Policies:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Master LLC values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master LLC may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master LLC earns dividend and interest on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Master LLC’s

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Notes to Financial Statements (continued)	Master Value Opportunities LLC

assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for the year ended March 31, 2011. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master LLC for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee at the following annual rates of the Master LLC’s average daily net assets:

Portion of Average Daily Value of Net Assets	Rate

Not exceeding $1 billion	0.500%
In excess of $1 billion, but not exceeding $1.5 billion	0.475%
In excess of $1.5 billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the year ended March 31, 2011, the Master LLC reimbursed the Manager $19,645 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Master LLC on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended March 31, 2011, BIM received $49,579 in securities lending agent fees related to securities lending activities for the Master LLC.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended March 31, 2011, were $537,716,554 and $649,577,819, respectively.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	25

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

4. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Master LLC may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2009. Effective November 2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2010. The Master LLC did not borrow under the credit agreement during the year ended March 31, 2011.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

As of March 31, 2011, the Master LLC invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Report of Independent Registered Public Accounting Firm	Master Value Opportunities LLC

To the Investor and Board of Directors of Master Value Opportunities LLC:

We have audited the accompanying statement of assets and liabilities of Master Value Opportunities LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Value Opportunities LLC as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 26, 2011

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	27

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1]

Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chair of the Board and Director and Member of the Audit Committee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	34 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)

Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 1998

Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Watson Pharmaceutical, Inc.

James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	34 RICs consisting of 97 Portfolios	None

Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007

Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

				34 RICs consisting of 97 Portfolios	None

Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002

Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, Idology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.

				34 RICs consisting of 97 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)

Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director and Member of the Audit Committee	Since 2007

Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member BT Americas (telecommunications) from 2004 to 2010.

				34 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	34 RICs consisting of 97 Portfolios	None

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1] (concluded)

John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2005

Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.

				34 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007

Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.

				34 RICs consisting of 97 Portfolios	None

David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2003

Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.

				34 RICs consisting of 97 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2]

Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, each Director first became a member of the board of Directors of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha since 1995; Bruce R. Bond since 2005; Donald W. Burton since 2002; Stuart E. Eizenstat since 2001; Kenneth A. Froot since 2005; Robert M. Hernandez since 1996; John F. O’Brien since 2004; Roberta Cooper Ramo since 2000; David H. Walsh since 2003 and Fred G. Weiss since 1998.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	29

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Interested Directors[1]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				168 RICs consisting of 288 Portfolios	None

Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007

Chairman and Chief Executive Officer of BlackRock, Inc. since its formation in 1998 and of BlackRock, Inc.’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.

				34 RICs consisting of 97 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				168 RICs consisting of 288 Portfolios	None

[1]

Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.

[1] Officers of the Fund/Master LLC serve at the pleasure of the Board of Directors.

Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment
Management, LLC
Plainsboro, NJ 08536

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
BNY Mellon Investment
Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and
Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective November 10, 2010, Ira P. Shapiro became Secretary of the Fund/Master LLC.
Effective December 31, 2010, Richard R. West retired as Director of the Fund/Master LLC. The Board wishes Mr. West well in his retirement.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	31

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “E-Delivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock China Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dividend Income Portfolio
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio
BlackRock India Fund
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Russell 1000 Index Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Municipal Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	MARCH 31, 2011

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10253-3/11

Item 2 –

Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$7,000	$6,800	$0	$0	$12,350	$6,100	$0	$213
Master Value Opportunities LLC	$36,100	$35,000	$0	$0	$0	$0	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant and Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by the registrant’s investment adviser) and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Value Opportunities Fund, Inc.	$12,350	$17,090
Master Value Opportunities LLC	$0	$10,777

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Fund’s Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedule of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 3, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: June 3, 2011